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[Registered Logo]

BARON CAPITAL FUNDS


        PERFORMANCE.........................................................1

        INVESTMENT STRATEGY.................................................2

        PORTFOLIO HOLDINGS..................................................2

        TABLES
        FINANCIAL STATEMENTS................................................4







        767 Fifth Avenue
        NY, NY 10153
        212-583-2100
        1-800-99-BARON

BARON CAPITAL ASSET FUND



SEMI-ANNUAL REPORT                                               JUNE 30, 1999



Dear Baron Capital Asset Fund

Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Capital Asset Fund performed well in the six-month period ended June 30, 1999, both absolutely and relative to the small cap averages. The Fund gained 19.7% in the first half of 1999 while the Russell 2000, an index of small cap stocks gained 9.3% and the S&P 500 gained 12.2%. Since the Fund's inception on October 1, 1998 the Fund has performed well, gaining 58.6% through June 30, 1999, and has significantly outperformed both the Russell 2000, which increased 32.0%, and the S&P 500, which gained 36.2%.
--------------------------------------------------------------------------------
Small and Medium Sized
Companies

Although the Fund has only a limited history, its investment objective and philosophy is similar to Baron Asset Fund's, a publicly offered "retail" fund that has been managed by the same adviser since its inception June 1987. Baron Capital Asset Fund invests in small and medium sized companies. The investment performance for the past several years of smaller companies as compared to larger, more established and better-recognized companies has, until recently, been disappointing. The Russell 2000 underperformed the S&P 500 by over 30 percentage points in calendar 1998, an unprecedented gap for a single year. In fact, small cap stocks have underperformed larger companies for most of the last 15 years. This relative underperformance of smaller companies has resulted in relative valuations of smaller companies that are unusually compelling. Even more importantly, we are identifying many investment opportunities in what we believe are great businesses that are selling at very attractive prices on an absolute basis as well as on a relative basis to larger cap stocks. Although small cap stocks continued to perform poorly relative to larger companies during the first quarter of 1999, this trend



--------------------------------------------------------------------------------

                                    [GRAPH]

-------------------------------
PERFORMANCE
FOR THE 6 MONTHS ENDED
JUNE 30, 1999



BARON CAPITAL ASSET FUND             19.7%
S&P 500*                             12.2%
RUSSELL 2000*                         9.3%


------------------------------


                                    [GRAPH]

-------------------------------
PERFORMANCE
SINCE INCEPTION
OCTOBER 1, 1998 THROUGH JUNE 30, 1999



BARON CAPITAL ASSET FUND             58.6%
S&P 500*                             36.2%
RUSSELL 2000*                        32.0%


------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.



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reversed during the second quarter. While the S&P 500 beat the Russell 2000 by
10 percentage points in the March quarter, it lagged the Russell 2000 by 8.6 percentage points in the June quarter.


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A Few Major Winners; Poor Performing Investments Offer Opportunity

Baron Capital Asset Fund's performance in the six month period was favorably impacted by its investment in Charles Schwab, the Fund's largest investment for most of the period. Schwab's share price gained 94% in the six months ending June, reflecting very strong customer asset flows and strong current earnings. While the level of trading activity has declined from the unsustainable levels reached earlier this year and Schwab's stock price has retreated from its earlier highs, we remain optimistic regarding Schwab's longer-term prospects. We believe Schwab can triple its customer assets to $1.8 trillion and quintuple its earnings within the next five years. At current levels, Schwab's stock price has increased about forty fold since Baron Asset Fund's initial purchases in 1992.

Three communications-related investments favorably impacted the Fund's performance for the six-month period. They were: NTL, +53%; CoreComm, + 206%; and United Global Com, +251%. NTL, a longtime holding of Baron Asset Fund, continues to provide a better telephony product than British Telecom and more robust internet services to its U.K. cable subscribers. CoreComm was created as a spin-off from Cellular Communications of Puerto Rico last fall. The company had $13 per share in assets, mostly cash, an unstated business plan, but an exceptional management team led by George Blumenthal and Barclay Knapp. We knew this management team well, having successfully invested with them three times previously. CoreComm's plan is to exploit the convergence of the telecommunications and information services industries through a "Smart LEC" strategy. CoreComm will offer consumers a one-stop shopping experience for bundled voice and internet services using its own facilities and leasing arrangements with other telecom network operators, a "virtual AT&T" without the expense of owning the network. United Global, a cable consolidator in Europe, is executing a strategy similar to NTL's U.K. strategy on the continent. It has significant opportunities for greater telephony penetration, more cable services and is developing its Internet backbone service "Chello", which could become a large business by itself.

Baron Capital Asset Fund's performance was negatively impacted by two investments that have been long-term holdings of Baron Asset Fund. Robert Half, the temporary help company fell in price 42%, as the company had difficulty hiring temps in the current exceptionally low unemployment environment. The company is developing new strategies to attract potential employees in order to meet the high levels of demand that still exist for their services. Half is currently trading at very attractive levels, ignoring the rapid growth the



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company is experiencing in its non-core areas. HCR Manor Care, which fell in price 18%, declined with the rest of the nursing home group. The industry has been under pressure from the combination of more competition from new assisted living beds and the impact of lower reimbursement polices from Washington. We believe that HCR is one of very few survivors that can win in this environment. As the best operator and most efficient provider of healthcare services in the industry, we believe HCR can maintain strong margins. HCR will begin accepting higher acuity patients and build up its census with a higher revenue generating mix of patients. As the supply of new assisted living beds has been sharply curtailed and Washington is considering a more favorable reimbursement policy, HCR is well positioned for 20% plus earnings growth per year. The stock at 14 times earnings is, we believe, very attractively priced.


--------------------------------------------------------------------------------
INVESTMENT STRATEGY

Our philosophy is simple. Gain an investment advantage through our independent research of companies. We seek investments in businesses that have substantial long-term growth opportunities, small cap companies which we believe, over time, will become much larger businesses. The companies in which we invest have significant barriers to competitors and, we believe, sustainable competitive advantage. These businesses are managed by experienced professional executives who have gained our trust. We try to be opportunistic. We buy these great businesses at what we believe are value prices. How? (1) We identify companies whose long-term growth prospects are misunderstood. In many instances we have earned five to ten times our original investment when our research focused on long-term business opportunities that others missed. A few notable examples include NTL, Charles Schwab, Robert Half, Heftel, DeVry, and Dollar Tree. (2) We take advantage of falling stock prices when markets become obsessed with short-term results. Vail Resorts, the ski resort, has fallen in price due to poor snow in Colorado last winter. Traders sold Vail's stock despite that company's long-term development strategies that promise substantial growth. We assume Colorado will likely experience normal snow conditions again. (3) We have conviction in our own research even though the "experts" may not agree. Wall Street analysts, whose focus is projecting current earnings, often miss the forest by studying trees. And, finally, invest for the long term in businesses. Don't just trade stocks.


--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

ChoicePoint, Inc., 5.8% of the portfolio, was established in 1997 through the spin-off of the Insurance Services Group of Equifax. The Company provides most major insurance companies with underwriting and claim information services to assist in assessing the insurability of individuals and property. ChoicePoint also offers pre-employment background investigations, drug testing


                                       2
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services and public record information to other corporate and government organizations. ChoicePoint's strategic goal is to be the leading provider of risk management and fraud prevention information and related technology solutions to a broad range of industries worldwide. The Company believes that the Internet will become an important channel to distribute its extensive assortment of database products directly to businesses and consumers.

Sun International, 4.1% of the portfolio, is an international resort/gaming management and development company focused on creating premier, world-class hotels and casinos. The company was founded and is directed by Sol Kerzner, who is one of the pioneers in the destination gaming resort industry, having developed the Lost City and Sun City resorts in South Africa and a total of 25 casinos around the world. Sun currently operates the Paradise Island resort, Atlantis, in the Bahamas; Resorts Hotel & Casino in Atlantic City; manages as a 50% joint venture partner the Mohegan Sun Casino in Connecticut; and manages several properties in the Indian Ocean. The company has pending the acquisition of the Desert Inn Hotel, Casino and Country Club in Las Vegas. In barely four years, Sun has emerged as one of the premier gaming companies in the world. Anchored by Paradise Island, which generates 70% of the company's cash flow, Sun has created a strong three property, East Coast customer base to which it can cross-market. It will soon expand to Las Vegas with its acquisition of Desert Inn. We believe Sun's strong balance sheet, growing cash flow and sizeable land holding position the company well for many years for above-average growth.

Natuzzi, 3.0% of the portfolio, designs and manufactures contemporary and traditional leather and fabric upholstered furniture. The Company has the leading market share and brand recognition in the upholstered leather furniture market. All manufacturing operations are based in Southern Italy, where the Company has very sophisticated, automated production facilities. For the last few years, the Company has been involved in expanding and consolidating its Italian manufacturing operations and the Italian government has given Natuzzi significant tax breaks for expanding operations in the economically depressed region. The Company has the leading market shares in its key markets -- 25% in the U.S. and 5% in Europe, which still makes it number one in the highly fragmented European furniture market. In order to compete in the inefficient European furniture retail market, the Company founded 'Divani & Divani,' a franchised chain of 115 furniture stores in Italy, Spain, Portugal, Greece, France and Venezuela that sell exclusively Natuzzi products.

Descriptions of Polo Ralph Lauren, Sotheby's, Charles Schwab, Robert Half and Vail Resorts can be found in Baron Capital Asset Fund's 1998 Annual Report to Shareholders. All remain significant holdings of the Fund. Please call if you would like a copy.



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Baron Funds Eighth Annual Investment Conference. October 15, 1999 New York City

The Eighth Annual Baron Investment Conference will take place Friday morning, October 15, 1999 breakfast through lunch, at the Ballroom of The Grand Hyatt New York Hotel in New York City. Shareholders of the Fund will have an opportunity to listen to and ask questions of five senior executives of companies in which we have established investments. Although our plans have not been finalized, our speakers include: David Pottruck, President and Co-CEO of Charles Schwab, Sol Kerzner, Founder, Chairman and CEO of Sun International Hotels, Izzy Sharpe, Chairman and CEO of Four Seasons Hotel, Inc. and Michael Marks, Chairman and CEO of Flextronics International. A fifth speaker will be announced shortly. After lunch I will speak for roughly a half-hour and, together with my research staff, be available to answer any and all questions you may have regarding our investments.

Before we invest in a business on behalf of our shareholders, we attempt to become as knowledgeable as possible about that business. Our due diligence, our "kick the tires" research, includes not just studying public financial information, but also meeting with company managements, both in our office and theirs. This is to judge for ourselves their ability, competency, honesty, integrity and business strategies. Our annual investment conferences give our shareholders the opportunity to "kick the tires" of their investment in our Funds.

The First Annual Baron Investment Conference in 1992 had 80 guests...most of whom I had to ask as a personal favor to attend. Last year more than 1300 persons attended our meeting. Please RSVP at www.baronfunds.com or at 1-800-99-BARON or 212-583-2100 as soon as possible if you intend to come. All shareholders are invited. Of course, there is no charge.

Thank you for investing in Baron Capital Asset Fund.


Sincerely,



/s/  Ronald Baron
-------------------------
Ronald Baron
Chairman & CEO
August 10, 1999


                                       3





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Table I
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Portfolio Market Capitalization (Unaudited)
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The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolios invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $5 billion.
--------------------------------------------------------------------------------


                                                 Equity
                                               Market Cap        % of
Company                                      (in millions)    Net Assets
------------------------------------------  ---------------  -----------
           Large Capitalization
--------------------------------------------------------------------------
Charles Schwab Corp. .....................      $44,777       3.2%
NTL, Inc. ................................        6,318       1.3
Univision Communications, Inc. Class A            5,983       0.1
                                                             ----
                                                              4.6%
          Medium Capitalization
--------------------------------------------------------------------------
American Tower Corp. Class A .............      $ 3,734       0.3%
Century Communications Corp. .............        3,460       0.7
Mirage Resorts, Inc. .....................        3,330       1.6
DLJdirect, Inc. ..........................        2,980       1.1
United Intl. Hldgs., Inc. ................        2,914       3.1
Citizens Utilities Co. ...................        2,892       1.7
Dollar Tree Stores, Inc. .................        2,696       2.7
HCR Manor Care, Inc. .....................        2,686       2.8
Flextronics Intl. Ltd. ...................        2,671       0.4
Lamar Advertising Co. ....................        2,506       1.6
Spieker Properties, Inc. .................        2,461       0.5
Robert Half Intl., Inc. ..................        2,359       2.4
Crown Castle Intl. Corp. .................        2,300       3.2
Sotheby's Holdings, Inc. Class A .........        2,198       3.0
Apollo Group, Inc. .......................        2,078       2.5
Polo Ralph Lauren Corp. ..................        1,892       1.5
DeVry, Inc. ..............................        1,553       2.3
Sun Intl. Hotels, Ltd. ...................        1,503       3.5
                                                             ----
                                                             34.9%
          Small Capitalization
--------------------------------------------------------------------------
Aurora Foods, Inc. .......................      $ 1,173       2.4%
Prison Realty Trust, Inc. ................        1,149       0.5
Industrie Natuzzi SPA ADR ................        1,117       3.8
Choice Hotels Intl., Inc. ................        1,091       0.9
ChoicePoint, Inc. ........................          987       6.7
Citadel Communications Corp. .............          942       0.6
Quorum Health Group, Inc. ................          918       0.2
Metro Networks, Inc. .....................          893       2.1
Radio One, Inc. ..........................          842       0.7
OM Group, Inc. ...........................          818       1.1
Cross Timbers Oil Co. ....................          665       0.2
ITT Educational Services, Inc. ...........          664       2.0
Seacor Smit, Inc. ........................          650       1.7
CoreComm, Ltd. ...........................          648       3.0
Electric Lightwave, Inc. .................          647       1.0
Southern Union Co. .......................          646       1.2

                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
-------------------------------------------  ---------------  -----------
                    Small Capitalization (Continued)
-------------------------------------------------------------------------
Vail Resorts, Inc. Class A ................        $622        1.4%
Education Management Corp. ................         612        1.9
DBT Online, Inc. ..........................         606        0.3
Gabelli Asset Management, Inc. ............         474        1.2
Libbey, Inc. ..............................         471        0.7
American Classic Voyages Co. ..............         442        1.9
Budget Group, Inc. Class A ................         442        0.2
Smart and Final, Inc. .....................         305        1.2
DVI, Inc. .................................         242        0.4
Saga Communications, Inc. Class A .........         242        1.4
Learning Tree Intl., Inc. .................         241        0.8
Counsel Corp. .............................         170        0.2
Brass Eagle, Inc. .........................         136        2.9
The Sports Club Co. .......................          73        1.0
                                                              ----
                                                              43.6%

Table II
--------------------------------------------------------------------------------
Historical Information
(Unaudited)
--------------------------------------------------------------------------------

Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.
--------------------------------------------------------------------------------

Insurance Class
--------------------------------------------------------------------------------

                                   Net Asset                       Value of Shares
                                     Value                        Owned, if Initial
  Date        Class Net Assets     Per Share     Dividends     Investment was $10,000*
----------   ------------------   -----------   -----------   ------------------------
10/01/98         $  100,000      $ 10.00                               $10,000
--------         ----------       -------                              -------
12/31/98            806,286        13.25                                13,250
--------         ----------       -------                              -------
03/31/99          2,257,290        14.10                                14,100
--------         ----------       -------                              -------
06/30/99          9,763,273        15.66        $ 0.196                 15,861
--------         ----------       -------       -------                -------

* Assumes all dividends were reinvested and no shares were redeemed.


Retirement Class
--------------------------------------------------------------------------------

                                   Net Asset                       Value of Shares
                                     Value                        Owned, if Initial
  Date        Class Net Assets     Per Share     Dividends     Investment was $10,000*
----------   ------------------   -----------   -----------   ------------------------
11/25/98         $2,400,000      $ 12.06                               $10,000
--------         ----------       -------                              -------
12/31/98          2,638,488        13.26                                10,995
--------         ----------       -------                              -------
03/31/99          2,809,738        14.11                                11,700
--------         ----------       -------                              -------
06/30/99          3,158,955        15.67        $ 0.197                 13,161
--------         ----------       -------       -------                -------

* Assumes all dividends were reinvested and no shares were redeemed.

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       B A R O N        C A P I T A L        A S S E T        F U N D
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AVERAGE ANNUAL RETURN

                          Period ended June 30, 1999
Insurance Class
--------------------------------------------------------------------------------
Since inception October 1, 1998                                          58.6%
--------------------------------------------------------------------------------
Retirement Class
--------------------------------------------------------------------------------
Since inception November 25, 1998                                        31.6%
--------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

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              B A R O N    C A P I T A L    A S S E T    F U N D
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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)




                      Shares                               Value
---------------------------------------------------  ----------------
Common Stocks (83.11%)
-----------------------------------------------------------------------
           Amusement and Recreation Services (12.21%)
  10,000   American Classic Voyages Co.* ..........    $    240,000
  20,000   Brass Eagle, Inc.* .....................         375,000
  12,000   Mirage Resorts, Inc.* ..................         201,000
  10,000   Sun Intl. Hotels, Ltd.* ................         447,500
  32,500   The Sports Club Co.* ...................         134,063
  10,000   Vail Resorts, Inc. Class A* ............         180,000
                                                       ------------
                                                          1,577,563
           Business Services (9.40%)
  13,000   ChoicePoint, Inc.* .....................         872,625
   1,000   DBT Online, Inc.* ......................          32,750
  12,000   Robert Half Intl., Inc.* ...............         309,750
                                                       ------------
                                                          1,215,125
           Chemical (1.07%)
   4,000   OM Group, Inc. .........................         138,000

           Communications (11.97%)
   1,500   American Tower Corp. Class A* ..........          36,000
   8,000   CoreComm, Ltd.* ........................         386,000
  20,000   Crown Castle Intl. Corp.* ..............         416,250
  10,000   Electric Lightwave, Inc.* ..............         130,000
   2,000   NTL, Inc.* .............................         172,375
   6,000   United Intl. Hldgs., Inc.* .............         405,750
                                                       ------------
                                                          1,546,375
           Education (9.59%)
  12,000   Apollo Group, Inc.* ....................         318,750
  13,500   DeVry, Inc.* ...........................         302,062
  12,000   Education Management Corp.* ............         249,000
  10,000   ITT Educational Services, Inc.* ........         260,625
  10,000   Learning Tree Intl., Inc.* .............         109,375
                                                       ------------
                                                          1,239,812
           Energy (1.89%)
   2,000   Cross Timbers Oil Co. ..................          29,750
   4,000   Seacor Smit, Inc.* .....................         214,000
                                                       ------------
                                                            243,750
           Financial (5.94%)
   3,750   Charles Schwab Corp. ...................         411,328
   5,000   DLJdirect, Inc.* .......................         147,500
   3,000   DVI, Inc.* .............................          51,375
  10,000   Gabelli Asset Management, Inc.* ........         158,125
                                                       ------------
                                                            768,328
           Food & Agriculture (2.44%)
  18,000   Aurora Foods, Inc.* ....................         315,000

           Health Services (3.20%)
   4,000   Counsel Corp.* .........................          25,500
  15,000   HCR Manor Care, Inc.* ..................         362,813
   2,000   Quorum Health Group, Inc.* .............          25,125
                                                       ------------
                                                            413,438
           Hotels and Lodging (0.92%)
   6,000   Choice Hotels Intl., Inc.* .............         118,500

           Manufacturing (0.43%)
   1,000   Flextronics Intl. Ltd.* ................          55,500

 Shares                                                    Value
--------                                               ------------

           Media and Entertainment (7.16%)
   2,000   Century Communications Corp.* ..........    $     92,000
   2,000   Citadel Communications Corp.* ..........          72,375
   5,000   Lamar Advertising Co.* .................         204,687
   5,000   Metro Networks, Inc.* ..................         266,875
     100   Outdoor Systems, Inc.* .................           3,650
   2,000   Radio One, Inc.* .......................          93,000
  10,000   Saga Communications, Inc. Class A* .....         186,250
     100   Univision Communications, Inc.
           Class A* ...............................           6,500
                                                       ------------
                                                            925,337
           Real Estate and REITs (0.91%)
   6,000   Prison Realty Trust, Inc. ..............          58,875
   1,500   Spieker Properties, Inc. ...............          58,313
                                                       ------------
                                                            117,188
           Retail Trade and Restaurants (8.42%)
   8,000   Dollar Tree Stores, Inc.* ..............         352,000
  10,000   Polo Ralph Lauren Corp.* ...............         190,000
  15,439   Smart and Final, Inc. ..................         162,110
  10,000   Sotheby's Holdings, Inc. Class A .......         381,250
     100   Williams-Sonoma, Inc.* .................           3,481
                                                       ------------
                                                          1,088,841
           Transportation (0.23%)
   2,400   Budget Group, Inc. Class A* ............          29,550

           Utility Services (2.90%)
  20,000   Citizens Utilities Co.* ................         222,500
   7,000   Southern Union Co. .....................         152,250
                                                       ------------
                                                            374,750
           Wholesale Trade (4.43%)
  25,000   Industrie Natuzzi SPA ADR ..............         485,937
   3,000   Libbey, Inc. ...........................          87,000
                                                       ------------
                                                            572,937
                                                       ------------
Total Common Stocks (83.11%)
  (Cost $9,585,990**)..............................      10,739,994
                                                       ------------
Cash and Other Assets
  Less Liabilities (16.89%) .......................       2,182,234
                                                       ------------
Net Assets (100.00%) ..............................    $ 12,922,228
                                                       ============
Net Asset Value per Share
Insurance Class:
  Net asset value, offering and redemption price per
  share (based on net assets of $9,763,273 and
  623,594 shares of beneficial interest
  outstanding) ....................................    $      15.66
                                                       ============
Retirement Class:
  Net asset value, offering and redemption price per
  share (based on net assets of $3,158,955 and
  201,566 shares beneficial interest outstanding) ..   $      15.67
                                                       ============

 % Represents percentage of net assets
 * Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $1,520,146 and $366,142, respectively.


                       See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

     Assets:
      Investments in securities, at value (cost $9,585,990) ..............................    $10,739,994
      Cash ...............................................................................      2,269,867
      Dividends and interest receivable ..................................................         16,344
      Receivable for shares sold .........................................................        109,841
                                                                                              -----------
                                                                                               13,136,046
                                                                                              -----------
     Liabilities:
      Payable for secuities purchased ....................................................        211,167
      Payable for shares redeemed ........................................................              9
      Accrued expenses and other payables ................................................          2,642
                                                                                              -----------
                                                                                                  213,818
                                                                                              -----------
     Net Assets ..........................................................................    $12,922,228
                                                                                              ===========
     Net Assets consist of:
      Par value ..........................................................................          8,252
      Paid-in capital ....................................................................     11,655,304
      Accumulated net investment loss ....................................................         (2,177)
      Accumulated net realized gain ......................................................        106,845
      Net unrealized appreciation on investments .........................................      1,154,004
                                                                                              -----------
     Net Assets ..........................................................................    $12,922,228
                                                                                              ===========
     Net Asset Value Per Share
     Insurance Class
      Net asset value, offering and redemption price per share (Based on net assets of
      $9,763,273 and 623,594 shares outstanding) .........................................    $     15.66
                                                                                              ===========
     Retirement Class
      Net asset value, offering and redemption price per share (Based on net assets of
      $3,158,955 and 201,566 shares outstanding) .........................................    $     15.67
                                                                                              ===========

  STATEMENT OF OPERATIONS
   -----------------------------------------------------------------------------

     For the Six Months Ended June 30, 1999 (Unaudited)

     Investment income:
      Income:
        Interest .....................................................     $   23,229
        Dividends ....................................................         16,032
                                                                           ----------
        Total income .................................................         39,261
                                                                           ----------
      Expenses:
        Investment advisory fees .....................................         29,993
        Distribution fees -- Insurance Class .........................          4,053
        Shareholder servicing agent fees .............................          8,235
        Reports to shareholders ......................................          9,074
        Custodian fees ...............................................          2,055
        Registration and filing fees .................................         15,595
        Professional fees ............................................          6,480
        Trustee fees .................................................            350
        Miscellaneous ................................................            511
                                                                           ----------
        Total expenses ...............................................         76,346
        Less: Expense reimbursement by investment adviser ............        (34,802)
                                                                           ----------
        Net expenses .................................................         41,544
                                                                           ----------
        Net investment loss ..........................................         (2,283)
                                                                           ----------
     Realized and unrealized gain on investments:
      Net realized gain on investments sold ..........................        106,613
      Change in net unrealized appreciation of investments ...........        973,543
                                                                           ----------
        Net gain on investments ......................................      1,080,156
                                                                           ----------
        Net increase in net assets resulting from operations .........     $1,077,873
                                                                           ==========

                       See Notes to Financial Statements.

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              B A R O N    C A P I T A L    A S S E T    F U N D
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               For The Period
                                                                              For The Six      October 1, 1998
                                                                              Months Ended      (Commencement
                                                                             June 30, 1999    Of Operations) To
                                                                              (Unaudited)     December 31, 1998
                                                                            ---------------  ------------------
  INCREASE (DECREASE) IN NET ASSETS:
  Operations:
   Net investment income (loss) ..........................................    $    (2,283)       $    4,187
   Net realized gain on investments sold .................................        106,613           148,527
   Net change in unrealized appreciation on investments ..................        973,543           180,461
                                                                              -----------        ----------
    Increase in net assets resulting from operations .....................      1,077,873           333,175
                                                                              -----------        ----------
  Distributions to shareholders from:
   Net investment income:
    Insurance Class ......................................................         (2,887)
    Retirement Class .....................................................         (1,194)
   Net realized gain on investments:
    Insurance Class ......................................................       (110,285)
    Retirement Class .....................................................        (38,010)
                                                                              -----------        ----------
                                                                                 (152,376)
                                                                              -----------        ----------
  Capital share transactions:
   Insurance Class:
    Proceeds from the sale of shares .....................................      9,125,161           793,298
    Net asset value of shares issued in reinvestment of dividends ........        113,172
    Cost of shares redeemed ..............................................       (725,304)          (81,699)
   Retirement Class:
    Proceeds from the sale of shares .....................................          2,080         2,400,000
    Net asset value of shares issued in reinvestment of dividends ........         39,204
    Cost of shares redeemed ..............................................         (2,356)
                                                                              -----------
    Increase in net assets derived from capital share transactions .......      8,551,957         3,111,599
                                                                              -----------        ----------
    Net increase in net assets ...........................................      9,477,454         3,444,774
  Net assets:
    Beginning of period ..................................................      3,444,774
                                                                              -----------
    End of period ........................................................    $12,922,228        $3,444,774
                                                                              ===========        ==========
  Undistributed net investment income (loss) at the end of period ........    $    (2,177)       $    4,187
                                                                              ===========        ==========
  Shares of Beneficial Interest:
   Insurance Class:
    Shares sold ..........................................................        608,545            67,411
    Shares issued in reinvestment dividends ..............................          7,402
    Shares redeemed ......................................................        (53,193)           (6,571)
                                                                              -----------        ----------
    Net increase in Insurance Class shares outstanding ...................        562,754            60,840
                                                                              ===========        ==========
   Retirement Class:
    Shares sold ..........................................................            154           199,005
    Shares issued in reinvestment dividends ..............................          2,561
    Shares redeemed ......................................................           (154)
                                                                              -----------
    Net increase in Retirement Class shares outstanding ..................          2,561           199,005
                                                                              ===========        ==========


                       See Notes to Financial Statements.

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              B A R O N    C A P I T A L    A S S E T    F U N D
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Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------
(1) Significant Accounting Policies


Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. The two classes of shares differ in their respective shareholder servicing and distribution expenses. The two classes have identical rights to earnings, assets and voting privileges, except for class specific-expenses and exclusive voting rights with respect to matters affecting that individual class. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser pursuant to procedures established by the Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(e) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) Purchases and Sales of Securities. For the six months ended June 30, 1999, purchases and sales of securities, other than short term securities, aggregated $9,443,453 and $1,544,533, respectively.

--------------------------------------------------------------------------------
       B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

(3) Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

(b) Distribution Fees. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the six months ended June 30, 1999, BCI earned brokerage commissions of $12,586.

(c) Organization Costs. Costs incurred in connection with the organization and initial registration of the Fund have been paid by BAMCO, Inc.

(d) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

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       B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

(4) Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:
--------------------------------------------------------------------------------


Insurance Class:

                                                  Six Months
                                                     ended
                                                 June 30, 1999
                                                  (Unaudited)                1998*
                                            ----------------------   --------------------
Net asset value, beginning of
   period ...............................      $      13.25             $  10.00
                                               ------------             --------
Income from investment
   operations ...........................
Net investment income (loss) ............             (0.02)                0.02
Net realized and unrealized gains
   on investments .......................              2.63                 3.23
                                               ------------             --------
     Total from investment
        operations ......................              2.61                 3.25
                                               ------------             --------
Less distributions ......................
Dividends from net investment
   income ...............................             (0.01)                0.00
Distributions from net realized
   gains ................................             (0.19)                0.00
                                               ------------             --------
     Total Distributions ................             (0.20)                0.00
                                               ------------             --------
Net asset value, end of period ..........      $      15.66             $  13.25
                                               ============             ========
     Total Return .......................              19.7%                32.5%
                                               ------------             --------
Ratios/Supplemental Data ................
Net assets (in thousands), end of
   period ...............................      $    9,763.3             $  806.3
Ratio of total expenses to average
   net assets ...........................              2.62%**              7.62%**
Less: expense reimbursement by
   investment adviser ...................             (1.14%)**            (6.17%)**
                                               ------------             --------
Ratio of net expenses to average
   net assets ...........................              1.48%**              1.45%**
                                               ============             ========
Ratio of net investment income
   (loss) to average net assets .........          (   0.19%)**             0.99%**
Portfolio turnover rate .................             29.63%               37.11%

--------------------------------------------------------------------------------
 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
** Annualized.

Retirement Class:

                                               Six Months
                                                 ended
                                              June 30, 1999
                                              (Unaudited)              1998*
                                              -------------            ---------
Net asset value, beginning of
   period ..............................      $      13.26             $   12.06
                                              ------------             ---------
Income from investment
   operations ..........................
Net investment income ..................              0.00                  0.02
Net realized and unrealized gains
   on investments ......................              2.61                  1.18
                                              ------------             ---------
     Total from investment
        operations .....................              2.61                  1.20
                                              ------------             ---------
Less distributions .....................
Dividends from net investment
   income ..............................             (0.01)                 0.00
Distributions from net realized
   gains ...............................             (0.19)                 0.00
                                              -------------            ---------
     Total Distributions ...............             (0.20)                 0.00
                                              -------------            ---------
Net asset value, end of period .........      $      15.67             $   13.26
                                              =============            =========
     Total Return ......................              19.7%                 10.0%
                                              -------------            ---------
Ratios/Supplemental Data ...............
Net assets (in thousands), end of
   period ..............................      $    3,159.0             $ 2,638.5
Ratio of total expenses to average
   net assets ..........................              2.37%**               7.38%**
Less: Expense reimbursement by
   investment adviser ..................             (1.14%)**             (6.17%)**
                                              -------------            ---------
Ratio of net expenses to average
   net assets ..........................              1.23%**               1.21%**
                                              =============            =========
Ratio of net investment income to
   average net assets ..................              0.05%**               1.34%**
Portfolio turnover rate ................             29.63%                37.11%

--------------------------------------------------------------------------------
 * For the period November 25, 1998 (commencement of operations) to December
   31, 1998.
** Annualized.

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